UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21374

Registrant Name:	PIMCO Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker 650 Newport Center Drive Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Strategy Fund

April 30, 2018 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 3.6%
Altice Financing S.A.
5.098% (LIBOR03M + 2.750%) due 01/31/2026 ~		$16	$16
Avantor, Inc.
5.901% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Beacon Roofing Supply, Inc.
4.128% (LIBOR03M + 2.250%) due 01/02/2025 ~		20	20
California Resources Corp.
6.647% (LIBOR03M + 4.750%) due 12/31/2022 ~		50	51
Centene Corp.
TBD% due 09/13/2018		800	800
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		173	175
Frontier Communications Corp.
5.660% (LIBOR03M + 3.750%) due 06/15/2024 ~		298	295
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(d)		8,800	6,991
McDermott Technology, Inc.
TBD% due 04/04/2025 «		500	490
MH Sub LLC
5.647% (LIBOR03M + 3.750%) due 09/13/2024 ~		60	60
Multi Color Corp.
4.151% (LIBOR03M + 2.250%) due 10/31/2024 ~		8	8
Ply Gem Industries, Inc.
6.089% (LIBOR03M + 3.750%) due 04/12/2025 ~		100	101
Sequa Mezzanine Holdings LLC
7.071% (LIBOR03M + 5.000%) due 11/28/2021 ~		109	111
11.362% (LIBOR03M + 9.000%) due 04/28/2022 ~		40	41
Sprint Communications, Inc.
4.438% (LIBOR03M + 2.500%) due 02/02/2024 ~		792	795
Syniverse Holdings, Inc.
6.895% (LIBOR03M + 5.000%) due 03/09/2023 ~		10	10
West Corp.
5.901% (LIBOR03M + 4.000%) due 10/10/2024 ~		26	26
Westmoreland Coal Co.
8.802% (LIBOR03M + 6.500%) due 12/16/2020 ~		455	159

Total Loan Participations and Assignments (Cost $11,537)			10,199

CORPORATE BONDS & NOTES 53.0%
BANKING & FINANCE 25.0%
Ally Financial, Inc.
8.000% due 11/01/2031		2,427	2,961
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,615	2,331
Assurant, Inc.
4.200% due 09/27/2023		$26	26
Athene Holding Ltd.
4.125% due 01/12/2028		24	22
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		80	80
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		10	10
4.350% due 04/20/2028		60	59
5.000% due 04/20/2048		36	34
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)(m)	EUR	1,000	1,305
Banco do Brasil S.A.
4.875% due 04/19/2023		$400	398
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(d)	EUR	3,800	1,354
Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)(m)		200	268
Barclays Bank PLC
14.000% due 06/15/2019 •(i)	GBP	3,700	5,720
Barclays PLC
3.250% due 01/17/2033		100	131
6.500% due 09/15/2019 •(i)(j)(m)	EUR	800	1,029
Blackstone CQP Holdco LP
6.000% due 08/18/2021		$400	403
6.500% due 03/20/2021		2,400	2,424
Brighthouse Holdings LLC
6.500% due 07/27/2037 (i)		35	36

Brookfield Finance, Inc.
3.900% due 01/25/2028		42	40
4.700% due 09/20/2047		96	92
Cantor Fitzgerald LP
6.500% due 06/17/2022 (m)		3,000	3,241
CBL & Associates LP
5.950% due 12/15/2026		1,046	839
CIT Group, Inc.
5.250% due 03/07/2025		26	27
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	2,800	4,697
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	400	553
Credit Suisse Group AG
7.500% due 12/11/2023 •(i)(j)		$3,540	3,845
Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	846	960
EPR Properties
4.750% due 12/15/2026 (m)		$1,500	1,469
Equinix, Inc.
2.875% due 03/15/2024	EUR	100	121
2.875% due 02/01/2026		100	117
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$26	26
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,700	1,797
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		130	132
Freedom Mortgage Corp.
8.250% due 04/15/2025		56	56
GSPA Monetization Trust
6.422% due 10/09/2029		1,678	1,899
HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	1,800	2,519
6.500% due 03/23/2028 •(i)(j)		$200	204
Hunt Cos., Inc.
6.250% due 02/15/2026		12	11
Iron Mountain, Inc.
5.250% due 03/15/2028		4	4
iStar, Inc.
4.625% due 09/15/2020		7	7
5.250% due 09/15/2022		23	22
Jefferies Finance LLC
6.875% due 04/15/2022		3,800	3,805
7.375% due 04/01/2020		915	928
7.500% due 04/15/2021		200	204
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		32	32
Life Storage LP
3.875% due 12/15/2027		14	13
Lloyds Bank PLC
12.000% due 12/16/2024 •(i)		300	382
Lloyds Banking Group PLC
7.875% due 06/27/2029 •(i)(j)	GBP	2,200	3,672
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		$200	204
MetLife, Inc.
5.875% due 03/15/2028 •(i)		70	72
MPT Operating Partnership LP
5.250% due 08/01/2026		240	235
Nationwide Building Society
10.250% ~(i)	GBP	6	1,217
Navient Corp.
5.625% due 08/01/2033		$41	35
6.500% due 06/15/2022		38	39
OneMain Financial Holdings LLC
7.250% due 12/15/2021		8	8
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		792	816
Physicians Realty LP
3.950% due 01/15/2028		30	28
Provident Funding Associates LP
6.375% due 06/15/2025		13	13
Rio Oil Finance Trust
9.250% due 07/06/2024		3,134	3,451
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		1,400	1,474
8.000% due 08/10/2025 •(i)(j)(m)		3,000	3,289
8.625% due 08/15/2021 •(i)(j)		1,000	1,097
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	1,950	2,923
7.375% due 06/24/2022 •(i)(j)		1,800	2,705
Spirit Realty LP
4.450% due 09/15/2026 (m)		$700	667
Springleaf Finance Corp.
5.625% due 03/15/2023		600	596

6.125% due 05/15/2022		323	332
6.875% due 03/15/2025		186	188
8.250% due 10/01/2023		1,300	1,430
STORE Capital Corp.
4.500% due 03/15/2028		18	18
WeWork Cos., Inc.
7.875% due 05/01/2025		36	35

			71,177

INDUSTRIALS 21.6%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		12	12
Altice Financing S.A.
6.625% due 02/15/2023		300	301
7.500% due 05/15/2026		1,500	1,477
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	440	528
7.750% due 05/15/2022		$2,200	2,109
American Woodmark Corp.
4.875% due 03/15/2026		2	2
Andeavor Logistics LP
3.500% due 12/01/2022		6	6
4.250% due 12/01/2027		10	10
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	100
5.150% due 05/15/2038		100	99
5.300% due 05/15/2048		100	99
Berry Global, Inc.
4.500% due 02/15/2026		15	14
BMC Software Finance, Inc.
8.125% due 07/15/2021		520	521
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		1,809	1,807
Caesars Resort Collection LLC
5.250% due 10/15/2025		4	4
CH Robinson Worldwide, Inc.
4.200% due 04/15/2028		20	20
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		12	12
Charter Communications Operating LLC
4.200% due 03/15/2028		66	62
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	103
Cheniere Energy Partners LP
5.250% due 10/01/2025		15	15
Chesapeake Energy Corp.
5.598% (US0003M + 3.250%) due 04/15/2019 ~		62	62
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		16	16
Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		1,450	1,341
6.250% due 03/31/2023		2,037	1,863
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		517	554
Coty, Inc.
6.500% due 04/15/2026		3	3
Crown Americas LLC
4.750% due 02/01/2026		10	10
CSN Resources S.A.
6.500% due 07/21/2020		198	194
CVS Health Corp.
4.300% due 03/25/2028		190	188
DAE Funding LLC
4.000% due 08/01/2020		30	30
Diamond Resorts International, Inc.
10.750% due 09/01/2024		1,200	1,344
EI Group PLC
6.875% due 02/15/2021	GBP	2,360	3,553
Ensco PLC
7.750% due 02/01/2026		$4	4
Exela Intermediate LLC
10.000% due 07/15/2023		57	57
Ferroglobe PLC
9.375% due 03/01/2022		700	737
Ford Motor Co.
7.700% due 05/15/2097 (m)		7,435	8,956
Fresh Market, Inc.
9.750% due 05/01/2023		3,313	1,839
Full House Resorts, Inc.
8.575% due 01/31/2024 «		200	197
General Electric Co.
5.000% due 01/21/2021 •(i)		30	30
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		20	20

Harland Clarke Holdings Corp.
8.375% due 08/15/2022		26	27
HCA, Inc.
4.500% due 02/15/2027		400	383
7.500% due 11/15/2095		1,050	1,047
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		66	66
Hologic, Inc.
4.375% due 10/15/2025		14	13
iHeartCommunications, Inc.
9.000% due 09/15/2022 ^(d)		1,000	802
IHS Markit Ltd.
4.000% due 03/01/2026		3	3
Ingevity Corp.
4.500% due 02/01/2026		20	19
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020 (m)		3,585	3,518
9.750% due 07/15/2025		56	55
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		952	947
7.750% due 06/01/2021		5,279	3,603
8.125% due 06/01/2023		524	330
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		4,263	4,220
Kinder Morgan, Inc.
7.750% due 01/15/2032 (m)		800	998
7.800% due 08/01/2031 (m)		1,600	1,978
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		10	10
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		302	229
Meredith Corp.
6.875% due 02/01/2026		18	18
Metinvest BV
8.500% due 04/23/2026		400	386
Netflix, Inc.
4.875% due 04/15/2028		14	13
New Albertson’s LP
6.570% due 02/23/2028		2,800	1,890
Nufarm Australia Ltd.
5.750% due 04/30/2026		26	26
Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/30/2018 (g)(i)		191	5
0.000% due 05/31/2018 (g)(i)		259	6
OI European Group BV
4.000% due 03/15/2023		9	9
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		39	38
4.500% due 03/15/2023		78	75
5.250% due 08/15/2022		6	6
5.500% due 02/15/2024		18	17
Petroleos Mexicanos
6.500% due 03/13/2027		90	93
6.750% due 09/21/2047		50	48
PetSmart, Inc.
5.875% due 06/01/2025		53	38
Pisces Midco, Inc.
8.000% due 04/15/2026		84	84
Pitney Bowes, Inc.
4.700% due 04/01/2023		18	17
QVC, Inc.
5.950% due 03/15/2043		2,305	2,192
Radiate Holdco LLC
6.875% due 02/15/2023		30	29
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,207
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (m)		$1,200	1,304
Safeway, Inc.
7.250% due 02/01/2031		470	397
Scientific Games International, Inc.
5.000% due 10/15/2025		5	5
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		26	26
Spirit Issuer PLC
3.392% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	500	675
Sprint Spectrum Co. LLC
5.152% due 03/20/2028 (m)		$200	203
Standard Industries, Inc.
4.750% due 01/15/2028		42	39
Sunoco LP
4.875% due 01/15/2023		32	32
T-Mobile USA, Inc.
4.750% due 02/01/2028		9	9

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	246
4.500% due 03/01/2025		100	123
6.000% due 04/15/2024		$200	194
TopBuild Escrow Corp.
5.625% due 05/01/2026		25	25
Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		14	13
Tronox, Inc.
6.500% due 04/15/2026		9	9
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,779	2,735
6.542% due 03/30/2021		412	601
Univision Communications, Inc.
5.125% due 02/15/2025		$200	185
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	100	120
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$10	10
6.500% due 03/15/2022		42	44
7.000% due 03/15/2024		81	86
ViaSat, Inc.
5.625% due 09/15/2025		44	42
Viking Cruises Ltd.
5.875% due 09/15/2027		12	12
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	200	274
VOC Escrow Ltd.
5.000% due 02/15/2028		$36	35
Vrio Finco LLC
6.875% due 04/04/2028		255	255
Westmoreland Coal Co.
8.750% due 01/01/2022		2,930	1,011

			61,558

UTILITIES 6.4%
AT&T, Inc.
3.400% due 08/14/2024 (m)		190	192
3.900% due 08/14/2027 (m)		170	172
4.900% due 08/15/2037 (m)		176	173
5.150% due 02/15/2050 (m)		264	258
5.300% due 08/15/2058 (m)		680	676
Calpine Corp.
5.250% due 06/01/2026		22	21
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (c)		1,347	1,434
Frontier Communications Corp.
8.500% due 04/01/2026		40	39
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (m)		4,600	4,803
Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	7,292
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		79	77
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (c)		126	69
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		799	770
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.200% PIK)
7.720% due 12/01/2026 (c)		769	229
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (c)		1,640	488
Petrobras Global Finance BV
5.299% due 01/27/2025		268	264
5.999% due 01/27/2028		77	75
6.125% due 01/17/2022		193	204
6.625% due 01/16/2034	GBP	100	147
6.750% due 01/27/2041		$421	401
7.375% due 01/17/2027		367	394
Sprint Corp.
7.625% due 03/01/2026		134	141

			18,319

Total Corporate Bonds & Notes (Cost $150,383)			151,054

CONVERTIBLE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Caesars Entertainment Corp.
5.000% due 10/01/2024		486	854
DISH Network Corp.
3.375% due 08/15/2026		1,600	1,456

Total Convertible Bonds & Notes (Cost $2,506)			2,310

MUNICIPAL BONDS & NOTES 5.8%
CALIFORNIA 0.8%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	600	665
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,600	1,703

		2,368

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	6,499
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	30	29
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	60	64
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	10
7.350% due 07/01/2035	10	11
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	120	112

		6,725

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	395	379

WEST VIRGINIA 2.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	21,900	1,308
7.467% due 06/01/2047	5,900	5,824

		7,132

Total Municipal Bonds & Notes (Cost $15,098)		16,604

U.S. GOVERNMENT AGENCIES 4.0%
Fannie Mae
3.500% due 12/25/2032 (a)	635	83
4.000% due 11/25/2042 (a)	2,251	375
5.447% (US0001M + 3.550%) due 07/25/2029 ~	420	460
7.647% (US0001M + 5.750%) due 07/25/2029 ~	570	671
9.339% (- 3.0*LIBOR01M + 15.000%) due 12/25/2040 ~	132	155
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)	5,938	4,595
0.100% due 02/25/2046 - 08/25/2046 (a)	58,901	155
0.200% due 04/25/2045 (a)	2,802	4
4.626% due 11/25/2055 «~	4,095	2,462
6.226% (- 2.0*LIBOR01M + 10.000%) due 11/15/2040 ~	229	239
9.447% (US0001M + 7.550%) due 12/25/2027 ~	1,495	1,855
12.647% (US0001M + 10.750%) due 03/25/2025 ~	292	401

Total U.S. Government Agencies (Cost $10,906)		11,455

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.3%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	45	45
Banc of America Funding Trust
6.000% due 08/25/2036 ^	1,214	1,187
BCAP LLC Trust
3.512% due 03/27/2036 ~	1,046	692
4.962% due 03/26/2037	433	307
12.614% due 06/26/2036 ~	219	86
Bear Stearns ALT-A Trust
2.217% (US0001M + 0.160%) due 06/25/2046 ^~	2,104	2,075
3.533% due 11/25/2036 ^~	241	205
3.676% due 09/25/2035 ^~	289	247
3.691% due 09/25/2047 ^~	3,146	2,603
Bear Stearns Commercial Mortgage Securities Trust
5.912% due 04/12/2038 ~	100	78
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036	504	523
CD Mortgage Trust
5.688% due 10/15/2048	3,792	1,959
Chase Mortgage Finance Trust
3.476% due 12/25/2035 ^~	5	5
6.000% due 02/25/2037 ^	495	400
6.000% due 07/25/2037 ^	344	297
6.250% due 10/25/2036 ^	984	826

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		59	59
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~		19	11
Commercial Mortgage Loan Trust
6.263% due 12/10/2049 ~		925	573
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		1,344	1,126
6.000% due 08/25/2037 ^~		593	467
Countrywide Alternative Loan Trust
2.247% (US0001M + 0.350%) due 05/25/2037 ^~		202	118
3.695% due 04/25/2036 ^~		665	615
5.500% due 03/25/2035		157	120
5.500% due 12/25/2035 ^		1,848	1,618
5.750% due 01/25/2035		186	186
6.000% due 02/25/2035		203	201
6.000% (US0001M + 1.000%) due 08/25/2036 ^~		244	221
6.000% due 04/25/2037 ^		645	494
6.250% due 11/25/2036 ^		429	386
6.250% (US0001M + 0.650%) due 12/25/2036 ^~		979	750
6.500% due 08/25/2036 ^		270	179
Countrywide Home Loan Mortgage Pass-Through Trust
3.527% due 02/20/2035 ~		19	19
5.500% due 10/25/2035 ^		355	336
6.250% due 09/25/2036 ^		305	247
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.822% (US0001M + 1.300%) due 06/25/2034 ~		2,030	1,766
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	66	80
Eurosail PLC
4.604% (BP0003M + 4.000%) due 06/13/2045 ~	GBP	239	290
GS Mortgage Securities Trust
5.622% due 11/10/2039		$438	380
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		50	68
6.000% due 02/25/2036 ^		2,277	1,829
HarborView Mortgage Loan Trust
2.616% (US0001M + 0.720%) due 01/19/2035 ~		81	79
3.667% due 07/19/2035 ~		29	26
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,659	1,080
JPMorgan Alternative Loan Trust
3.244% due 03/25/2037 ^~		916	861
3.607% due 03/25/2036 ^~		1,032	968
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		611	569
JPMorgan Mortgage Trust
3.517% due 02/25/2036 ^~		230	208
3.546% due 01/25/2037 ^~		262	259
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		415	319
5.562% due 02/15/2040 ~		400	255
Lehman XS Trust
2.117% (US0001M + 0.220%) due 06/25/2047 ~		1,085	984
Merrill Lynch Mortgage Investors Trust
3.557% due 03/25/2036 ^~		1,059	822
Morgan Stanley Capital Trust
6.193% due 06/11/2049 ~		363	367
Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ~		2,719	1,277
Motel 6 Trust
8.823% (LIBOR01M + 6.927%) due 08/15/2019 ~		491	500
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		562	436
6.000% due 07/25/2037 ^		725	525
6.250% due 09/25/2037 ^		1,318	938
Residential Funding Mortgage Securities, Inc. Trust
4.679% due 08/25/2036 ^~		710	665
6.000% due 09/25/2036 ^		127	121
6.000% due 06/25/2037 ^		1,455	1,398
Structured Adjustable Rate Mortgage Loan Trust
3.569% due 11/25/2036 ^~		946	920
3.570% due 01/25/2036 ^~		795	622
3.636% due 07/25/2036 ^~		286	252
3.643% due 03/25/2037 ^~		308	259
Suntrust Adjustable Rate Mortgage Loan Trust
3.708% due 02/25/2037 ^~		159	144
3.789% due 04/25/2037 ^~		835	712
WaMu Mortgage Pass-Through Certificates Trust
2.277% (COF 11 + 1.500%) due 12/25/2046 ~		318	314
3.324% due 02/25/2037 ^~		310	300
3.345% due 10/25/2036 ^~		450	417
Wells Fargo Mortgage-Backed Securities Trust
3.914% due 07/25/2036 ^~		149	151
5.750% due 03/25/2037 ^		135	133
6.000% due 06/25/2037 ^		69	69

Total Non-Agency Mortgage-Backed Securities (Cost $36,734)			40,624

ASSET-BACKED SECURITIES 25.9%
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	1,903
Airspeed Ltd.
2.167% (LIBOR01M + 0.270%) due 06/15/2032 ~		$1,545	1,346
Apidos CLO
0.000% due 01/20/2031 ~		2,200	2,075
Argent Securities Trust
2.087% (US0001M + 0.190%) due 03/25/2036 ~		7,604	4,596
Asset-Backed Funding Certificates Trust
2.047% (US0001M + 0.150%) due 10/25/2036 ~		5,905	5,647
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		229	180
Belle Haven ABS CDO Ltd.
2.571% (LIBOR03M + 0.250%) due 07/05/2046 ~		85,896	842
BlueMountain CLO Ltd.
7.792% (US0003M + 5.450%) due 04/13/2027 ~		1,000	1,004
CIFC Funding Ltd.
0.000% due 05/24/2026 (g)		1,200	745
0.000% due 07/22/2026 (g)		1,000	588
Citigroup Mortgage Loan Trust
2.047% (US0001M + 0.150%) due 12/25/2036 ~		3,727	1,980
2.057% (US0001M + 0.160%) due 12/25/2036 ~		1,971	1,301
Countrywide Asset-Backed Certificates
2.037% (US0001M + 0.140%) due 06/25/2047 ^~		802	747
2.097% (US0001M + 0.200%) due 06/25/2047 ~		5,057	4,539
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	228
GSAMP Trust
2.157% (US0001M + 0.260%) due 02/25/2046 ~		$3,876	3,324
2.872% (US0001M + 0.975%) due 03/25/2035 ^~		6,603	5,795
JPMorgan Mortgage Acquisition Trust
2.217% (US0001M + 0.320%) due 04/25/2036 ~		6,000	5,379
Lehman XS Trust
6.290% due 06/24/2046		1,883	1,905
Merrill Lynch Mortgage Investors Trust
2.057% (US0001M + 0.160%) due 04/25/2037 ~		287	182
Morgan Stanley Mortgage Loan Trust
2.017% (US0001M + 0.120%) due 04/25/2037 ~		3,603	1,818
6.250% due 07/25/2047 ^~		358	256
Residential Asset Mortgage Products Trust
2.177% (US0001M + 0.280%) due 09/25/2036 ~		295	280
Residential Asset Securities Corp. Trust
2.602% (US0001M + 0.705%) due 09/25/2035 ~		13,627	13,115
Securitized Asset-Backed Receivables LLC Trust
2.037% (US0001M + 0.140%) due 05/25/2036 ~		5,569	3,635
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		1	1,307
SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		2	1,500
SoFi Professional Loan Program LLC (a)
0.000% due 05/25/2040 «(g)		2,100	1,171
0.000% due 09/25/2040 «(g)		846	499
South Coast Funding Ltd.
2.411% (LIBOR03M + 0.600%) due 08/10/2038 ~		5,816	1,134
Symphony CLO Ltd.
6.948% (US0003M + 4.600%) due 07/14/2026 ~		1,000	996
Taberna Preferred Funding Ltd.
2.167% (US0003M + 0.380%) due 08/05/2036 ~		215	183
2.167% (US0003M + 0.380%) due 08/05/2036 ^~		4,039	3,434

Total Asset-Backed Securities (Cost $68,050)			73,634

SOVEREIGN ISSUES 6.7%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	1,734	1,441
3.375% due 01/15/2023		100	120
5.250% due 01/15/2028		100	118
6.250% due 11/09/2047		100	112
7.820% due 12/31/2033		5,220	6,969
22.844% (BADLARPP) due 10/04/2022 ~	ARS	28	2
24.839% (BADLARPP + 2.000%) due 04/03/2022 ~		30,152	1,467
25.331% (BADLARPP + 2.500%) due 03/11/2019 ~		100	5
26.088% (BADLARPP + 3.250%) due 03/01/2020 ~		700	35
28.875% (ARPP7DRR) due 06/21/2020 ~		29,395	1,499
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	1,705	2,072
4.900% due 09/15/2021		700	931
Egypt Government International Bond
4.750% due 04/16/2026		100	121
5.625% due 04/16/2030		100	119

Peru Government International Bond
6.350% due 08/12/2028	PEN	1,300	434
Qatar Government International Bond
3.875% due 04/23/2023		$200	199
4.500% due 04/23/2028		200	200
5.103% due 04/23/2048		200	199
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	300	376
Saudi Government International Bond
4.000% due 04/17/2025		$1,400	1,382
4.500% due 04/17/2030		500	494
5.000% due 04/17/2049		500	481
Turkey Government International Bond
6.125% due 10/24/2028		291	291
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		120	34
9.250% due 09/15/2027 ^(d)		151	47

Total Sovereign Issues (Cost $18,752)			19,148

	SHARES
COMMON STOCKS 1.3%
CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (e)		227,344	2,580

ENERGY 0.2%
Forbes Energy Services Ltd. (e)(k)		13,350	102
Ocean Rig UDW, Inc. (e)		19,414	471

			573

FINANCIALS 0.2%
TIG FinCo PLC «(k)		383,023	633

Total Common Stocks (Cost $4,065)			3,786

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		394,000	119

Total Warrants (Cost $0)			119

PREFERRED SECURITIES 3.1%
BANKING & FINANCE 0.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)(k)		2,015	2,378

INDUSTRIALS 2.3%
Sequa Corp.
9.000% «		7,299	6,569

Total Preferred Securities (Cost $9,672)			8,947

REAL ESTATE INVESTMENT TRUSTS 1.3%
REAL ESTATE 1.3%
VICI Properties, Inc. (k)		202,347	3,679

Total Real Estate Investment Trusts (Cost $2,691)			3,679

SHORT-TERM INSTRUMENTS 6.8%
REPURCHASE AGREEMENTS (l) 6.4%
			18,291

	PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
8.885% due 09/14/2018 (f)(g)	ARS	3,550	168

U.S. TREASURY BILLS 0.3%
1.746% due 07/12/2018 (g)(h)(p)		$700	698

Total Short-Term Instruments (Cost $19,172)			19,157

Total Investments in Securities (Cost $349,566)			360,716
Total Investments 126.6% (Cost $349,566)			$360,716

Financial Derivative Instruments (n)(o) 0.5% (Cost or Premiums, net $8,061)			1,510
Preferred Shares (18.0)%			(51,275)
Other Assets and Liabilities, net (9.1)%			(26,034)

Net Assets Applicable to Common Shareholders 100.0%			$284,917

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Coupon represents a yield to maturity.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas 10.000% due 12/15/2020	09/17/2013	$2,373	$2,378	0.83%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	531	102	0.04
TIG FinCo PLC	04/02/2015 - 07/20/2017	513	633	0.22
VICI Properties, Inc.	11/19/2014 - 11/17/2017	2,691	3,679	1.29

		$6,108	$6,792	2.38%

Borrowings and Other Financing Transactions

(l)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.250%	04/30/2018	05/01/2018	$1,791	U.S. Treasury Notes 2.750% due 02/28/2025	$(1,831)	$1,791	$1,791
JPS	1.830	04/30/2018	05/01/2018	16,500	U.S. Treasury Notes 2.000% due 08/15/2025	(16,858)	16,500	16,501

Total Repurchase Agreements						$(18,689)	$18,291	$18,292

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	0.750%	03/26/2018	TBD	(3)		$(591)	$(591)
BPS	2.250	03/01/2018	06/01/2018			(1,443)	(1,448)
CIW	2.250	04/04/2018	05/03/2018			(3,271)	(3,276)
	2.250	04/11/2018	05/10/2018			(1,263)	(1,265)
JML	2.300	04/16/2018	05/16/2018			(3,979)	(3,983)
UBS	0.150	04/30/2018	05/30/2018		EUR	(1,829)	(2,209)
	2.200	04/10/2018	05/02/2018			$(1,310)	(1,312)
	2.200	04/10/2018	05/10/2018			(5,863)	(5,871)
	2.330	03/05/2018	06/05/2018			(4,720)	(4,737)
	2.340	02/05/2018	05/07/2018			(2,889)	(2,905)
	2.410	03/21/2018	06/12/2018			(191)	(192)
	2.410	03/22/2018	06/12/2018			(3,157)	(3,165)
	2.560	02/28/2018	05/31/2018			(1,263)	(1,269)
	2.890	04/13/2018	05/14/2018			(2,815)	(2,819)

Total Reverse Repurchase Agreements							$(35,042)

(m)	Securities with an aggregate market value of $37,809 have been pledged as collateral under the terms of master agreements as of April 30, 2018.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended April 30, 2018 was $(32,134) at a weighted average interest rate of 1.895%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.
(3)	Open maturity reverse repurchase agreement.

(n)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	8.261%	$2,900	$(95)	$(64)	$(159)	$0	$(9)
Navient Corp.	5.000	Quarterly	12/20/2021	1.884	300	11	22	33	0	0

						$(84)	$(42)	$(126)	$0	$(9)

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$2,000	$118	$32	$150	$0	$(1)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive (5)	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023		$10,300	$406	$47	$453	$0	$(1)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		70,420	4,236	(4,687)	(451)	27	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(1,452)	(729)	8	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	(1,231)	(1,031)	14	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	10,284	7,573	61	0
Receive (5)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		130,100	5,516	9,495	15,011	0	(38)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	6,200	89	(12)	77	4	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		3,900	97	65	162	25	0
Receive (5)	6-Month EUR-EURIBOR	1.000	Annual	06/20/2028	EUR	1,200	1	3	4	0	(3)
Receive (5)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028		5,800	(81)	(30)	(111)	0	(14)
Receive (5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	15,300	352	(127)	225	0	(105)

							$8,828	$12,355	$21,183	$139	$(161)

Total Swap Agreements							$8,862	$12,345	$21,207	$139	$(171)

Cash of $6,016 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date.

(o)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
CBK	05/2018	EUR	225		$278	$6	$0
	05/2018		$7,412	GBP	5,253	0	(180)
	05/2018		193	RUB	11,062	0	(18)
DUB	05/2018	BRL	249		$75	4	0
	05/2018	PEN	1,505		460	0	(2)
	05/2018		$72	BRL	249	0	0
FBF	05/2018		1,220	RUB	69,095	0	(126)
GLM	05/2018	BRL	49		$15	1	0
	05/2018	RUB	11,062		178	3	0
	05/2018		$14	BRL	49	0	0
	07/2018		177	RUB	11,062	0	(3)
HUS	05/2018	GBP	30,678		$43,667	1,431	0
	05/2018		$1,327	RUB	77,022	0	(107)
JPM	05/2018		374	EUR	304	0	(7)
	05/2018		284	GBP	202	0	(6)
MSB	05/2018	BRL	50		$15	1	0
	05/2018		$14	BRL	50	0	0
SCX	05/2018		35,221	GBP	25,223	0	(495)
	06/2018	GBP	25,223		$35,268	492	0
	06/2018		$64	RUB	3,682	0	(6)
SSB	05/2018		23,524	EUR	19,320	0	(193)
	06/2018	EUR	19,320		$23,577	193	0
UAG	05/2018		19,399		24,077	651	0

Total Forward Foreign Currency Contracts						$2,782	$(1,143)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.558%	$500	$(98)	$55	$0	$(43)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.558	700	(139)	78	0	(61)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.790	200	(17)	18	1	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.998	20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.558	800	(166)	96	0	(70)
MYC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.790	4,100	(379)	397	18	0

							$(802)	$647	$19	$(174)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GLM	Pay	3-Month USD-LIBOR	3.088%	Semi-Annual	06/20/2023	$50,000	$1	$57	$58	$0

Total Swap Agreements							$(801)	$704	$77	$(174)

(p)	Securities with an aggregate market value of $292 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,709	$490	$10,199
Corporate Bonds & Notes
Banking & Finance	0	71,177	0	71,177
Industrials	0	61,361	197	61,558
Utilities	0	18,319	0	18,319
Convertible Bonds & Notes
Industrials	0	2,310	0	2,310
Municipal Bonds & Notes
California	0	2,368	0	2,368
Illinois	0	6,725	0	6,725
Virginia	0	379	0	379
West Virginia	0	7,132	0	7,132
U.S. Government Agencies	0	8,993	2,462	11,455
Non-Agency Mortgage-Backed Securities	0	40,624	0	40,624
Asset-Backed Securities	0	69,157	4,477	73,634
Sovereign Issues	0	19,148	0	19,148
Common Stocks
Consumer Discretionary	2,580	0	0	2,580
Energy	573	0	0	573
Financials	0	0	633	633
Warrants
Industrials	0	0	119	119
Preferred Securities
Banking & Finance	0	2,378	0	2,378
Industrials	0	0	6,569	6,569
Real Estate Investment Trusts
Real Estate	3,679	0	0	3,679
Short-Term Instruments
Repurchase Agreements	0	18,291	0	18,291
Argentina Treasury Bills	0	168	0	168
U.S. Treasury Bills	0	698	0	698

Total Investments	$6,832	$338,937	$14,947	$360,716

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	139	0	139
Over the counter	0	2,859	0	2,859
	$0	$2,998	$0	$2,998

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(171)	0	(171)
Over the counter	0	(1,317)	0	(1,317)

	$0	$(1,488)	$0	$(1,488)

Total Financial Derivative Instruments	$0	$1,510	$0	$1,510

Totals	$6,832	$340,447	$14,947	$362,226

There were no significant transfers among Levels 1 and 2 during the period ended April 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2018:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,439	$503	$(1,078)	$6	$(185)	$(20)	$0	$(175)	$490	$(4)
Corporate Bonds & Notes
Banking & Finance	2,078	0	(122)	1	7	(29)	0	(1,935)	0	0
Industrials	0	196	0	0	0	1	0	0	197	1
U.S. Government Agencies	2,357	0	(30)	45	12	78	0	0	2,462	77
Asset-Backed Securities	4,682	0	0	31	0	(236)	0	0	4,477	(236)
Common Stocks
Financials	505	0	0	0	0	128	0	0	633	128
Warrants
Industrials	185	0	0	0	0	(66)	0	0	119	(66)
Preferred Securities
Industrials	7,120	0	0	0	0	(551)	0	0	6,569	(551)

Totals	$18,366	$699	$(1,230)	$83	$(166)	$(695)	$0	$(2,110)	$14,947	$(651)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$490	Proxy Pricing	Base Price	98.000
Corporate Bonds & Notes
Industrials	197	Other Valuation Techniques (2)	—	—
U.S. Government Agencies	2,462	Proxy Pricing	Base Price	60.130
Asset-Backed Securities	4,477	Proxy Pricing	Base Price	55.750 - 100,000.000
Common Stocks
Financials	633	Other Valuation Techniques (2)	—	—
Warrants
Industrials	119	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	6,569	Indicative Market Quotation	Broker Quote	$900.000

Total	$14,947

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CIW	CIBC World Markets Corp.	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	JPS	JP Morgan Securities, Inc.	UBS	UBS Securities LLC
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	RUB	Russian Ruble
AUD	Australian Dollar	GBP	British Pound	USD (or $)	United States Dollar
BRL	Brazilian Real	PEN	Peruvian New Sol

Index/Spread Abbreviations:
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	COF 11	Cost of Funds - 11th District of San Francisco	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a)	The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund

By:	/s/ Peter G. Strelow

Peter G. Strelow

President (Principal Executive Officer)

Date: June 22, 2018

By:	/s/ Trent W. Walker

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

Date: June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow

President (Principal Executive Officer)

Date: June 22, 2018

By:	/s/ Trent W. Walker

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

Date: June 22, 2018